6. Deconsolidation of Sinsin	12 Months Ended
Dec. 31, 2018
Deconsolidation Of Sinsin
Deconsolidation of Sinsin

6.	Deconsolidation of Sinsin

Pursuant to a share sale and purchase agreement dated September 6, 2014 (“Sinsin SPA”), the Group, through its wholly owned subsidiary SPI China, acquired the 100% equity interest of Sinsin from its former shareholders, Sinsin Europe Solar Asset Limited Partnership and Sinsin Solar Capital Limited Partnership (collectively, the “Sinsin Group”). Sinsin owns and operates four solar photovoltaic projects in Greece with an aggregate capacity of 26.57 MW. According to the Sinsin SPA, 70% of the acquisition price would be paid in cash in four installments, while the remaining 30% has been settled by the transfer of Group’s shares to Sinsin Group. In addition, the shares of the Greek project companies which own the 26.57 MW projects were pledged in favor of Sinsin Group to secure the repayment of the full purchase price to Sinsin Group. Finally, pursuant to the Sinsin SPA, Sinsin Group undertook the obligation vis-à-vis the Group, to appoint the Group as its EPC Contractor for solar photovoltaic projects of 360MW, which would be developed by Sinsin Group internationally over a period of three years (the “360MW EPC assignment obligation”).

However, Sinsin Group failed to fulfil its 360MW EPC assignment obligation and, as a result thereof, the Group ceased payment of the last two installments of the purchase price of $43,595 (EUR 38,054). In March, 2016, the Group entered into a supplementary agreement with Sinsin Group (“Supplementary Agreement”) in order to extend the Group’s payment obligations of the outstanding consideration up to November 30, 2017.

Moreover, pursuant to the Supplementary Agreement: (a) Sinsin Group would be entitled to supervise and manage the bank accounts of Sinsin to ensure that all the electricity income would be applied towards repayment of any outstanding purchase consideration and (b) Sinsin Group would support the Group in securing project finance for the above projects.

However, and despite the above obligation by Sinsin Group, the Group was not able to secure project finance and, as a result therefrom, the last two installments of the purchase consideration were not paid to Sinsin Group.

After the acquisition in 2014, Sinsin was managed by a board of directors which consisted of three members from the Group. Effective on July 1, 2015, Mr. Ye Dejun, who worked for Sinsin Group before the acquisition, joined the Company as CEO and was assigned to replace an original director in Sinsin in December of 2015. In March of 2016, Mr. Ye resigned from his role as CEO and was appointed to the Company’s Board as a director and executive vice president. However, on October 9, 2017, Mr. Ye resigned from his position as a director of the Company. Due to his demission, on December 19, 2017, in an Extraordinary General Meeting of the shareholders of Sinsin, a resolution was passed to remove Mr. Ye from the board of directors of Sinsin, and appoint a new director who represented the Group, which caused the Sinsin Group filed a petition before the Athens One-Member First Instance Court to suspend the force of the Extraordinary General Meeting resolution.

In November 2017, Sinsin Group claimed that the Group was in default of the Sinsin SPA and the Supplementary Agreement and attempted to exercise the pledge agreements and take control of the Greek project companies. The Group denied such allegations and responded that it is Sinsin Group the party who defaulted in its contractual obligations. Litigation and arbitration proceedings ensued in Greece and Malta. SPI Group filed a claim against Sinsin group before the arbitration court in Malta requesting the award of circa $65,000 (EUR 54,000) in damages (arising out of the breach of the 360MW EPC assignment obligation) and Sinsin Group filed a counterclaim against the Group requesting payment of the outstanding purchase price.

Moreover, Sinsin Group’s petition to take control over the Greek project companies (and the funds that such project companies had in their bank accounts from the electricity income generated) was rejected by the Athens One-Member First Instance Court. More particularly, the court issued a provisional measures decision on June 25, 2018, by virtue of which an interim management was appointed of the Greek project companies, which consists of two members elected by Sinsin Group and one member elected by the Group. As the date of this report, the legal dispute is still ongoing (See Note 26(b) Contingencies).

In view of above situations, the Group considered that it would not be able to manage any funds or operations of Sinsin even if it had taken actions on an earlier time in 2017, and it could not benefit from any net income of Sinsin in 2017. In addition, the Group could not access to or obtain sufficient financial information or operational documents for 2017 to direct Sinsin’s financial and operational decisions.

The above facts directly affected the Group’s ability to effectively control Sinsin and make any direct management decisions or have any direct impact on Sinsin’s polices, operations or assets without the agreement of Sinsin Group. Therefore, the Group deconsolidated Sinsin as of January 1, 2017. The financial position of Sinsin as of the date of deconsolidation was as below:

January 1, 2017
ASSETS
Restricted cash	$2,679
Accounts receivable	3,594
Prepaid expenses and other current assets	4,000
Amount due from inter-group entities	7,817
Property, plant and equipment, net	55,458
Deferred tax assets	179
Total assets	$73,727
LIABILITIES
Accounts payable	$809
Income tax payable	243
Deferred tax liabilities	2,958
Other current liabilities	111
Total liabilities	$4,121

As of December 31, 2018 and 2017 the Group’s carrying amount of the investment in Sinsin was $69,606 and $69,606 on the consolidated balance sheet. As of the issuance of the financial statements, the lawsuit with Sinsin is still on the proceeding, and it is uncertain how the court will rule (see Note 26 (b) Contingencies).